(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
June 30, 2002


Merrill Lynch
Basic Value
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH BASIC VALUE FUND, INC.


TO OUR SHAREHOLDERS


Despite a meaningful acceleration in the U.S. economy for the first quarter of 2002 and continued positive news in the manufacturing area in the second quarter, the stock market continued to be plagued by geopolitical risks, transparency and accounting scandals and questionable corporate governance issues at several U.S. companies. In short, the market is suffering from a complete lack of confidence.

Enron Corporation, WorldCom, Inc. and Adelphia Communications filed for bankruptcy amidst egregious accounting irregularities. Dennis Kozlowski, former Chief Executive Officer (CEO) and savior for Tyco International Ltd., was arraigned in court for tax evasion. CEOs at WorldCom and Enron plead the Fifth Amendment when called to testify before Congress, and Martha Stewart became more important than the consumer price index. Although the economy is exhibiting more strength than anyone could have anticipated given the events of September 11, 2001, the psychology and pessimism is far worse than we would have expected. We are at the polar opposite of Alan Greenspan's "irrational exuberance" speech of several years ago. At that point, there was no price too high for an Internet company, which was losing money on a yearly basis. Today, there is no price too low for any technology company. Two years ago, the arguments were for the Dow Jones Industrial Average to reach a level of 20,000 or the NASDAQ Composite Index to reach 10,000. Today, neither index can seem to find a bottom. What started out as a bear market for only the technology sector has currently spread to all industries and almost all stocks.

While we continued to preserve shareholders' capital since the peak of the market in March 2000, the Fund was negatively affected in the latest period as markets collapsed amidst the sea of scandal. For the six-month period ended June 30, 2002, the Fund's Class A,
Class B, Class C and Class D Shares had total returns of -7.31%, -7.81%, -7.78% and -7.47%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3--5 of this report to shareholders.) While disappointing on an absolute basis, the Fund's returns were nonetheless better than the -9.46% return for the unmanaged Standard & Poor's (S&P)/ Barra Value Index, the -13.16% return for the unmanaged S&P 500 Index and the -24.8% return for the NASDAQ Composite Index during the same period. The Fund's returns were roughly in line with the -7% return for the Dow Jones Industrial Average.

For the six months ended June 30, 2002, security purchases totaled $1.8 billion while security sales totaled $1.5 billion. On the buy side, we initiated new positions in Advanced Micro Devices, Inc., Computer Associates International, Inc., Schlumberger Limited, Toys 'R' Us, Inc. and Travelers Property Casualty Corp. Additions to existing positions (in order of most capital committed) included Merck & Co., Inc., Kerr-McGee Corporation, ACE Limited, Bristol-Myers Squibb Company and Honeywell International Inc. On the sell side, we eliminated positions in The Boeing Company, Cablevision Systems Corporation, General Mills, Inc., Ingersoll-Rand Company, The Kroger Co., Nabors Industries, Inc., USA Networks, Inc. and The Williams Companies, Inc. Reductions in positions (in order of most capital taken out) included Gannett Co., Inc., Royal Dutch Petroleum Company, The Gillette Company, Bank One Corporation, International Business Machines Corporation, The Allstate Corporation and Bank of America Corporation.

At present, there is a disconnect between the stock market and the real economy. Historically, a rising or growing economy coming out of a recession has typically led to a rising stock market. In fact, going back as far as 1912, the stock market has never been down in the first year of an economic recovery. However, according to a study done by the ISI Group, a Wall Street research boutique, there has been precedent for the stock market to disconnect from the economy, specifically in 1962 and 1987. In both cases, the stock market declined roughly 30%; in both cases real gross domestic product (GDP) was up 4% the following four quarters; and in both cases corporate profits were up 15%. The study goes on to say that when the disconnect ended, the stock market rallied roughly 30% in 12 months.



Merrill Lynch Basic Value Fund, Inc., June 30, 2002


The bad news is that both periods had brutal collapses. While the crisis in confidence may take time to work itself out, the underpinning of the economy points toward a continued economic recovery. While any discussion of the economy seemingly does not matter today, if corporate mistrust issues and accounting scandals became an occasional occurrence rather than giving the appearance of being a systematic problem, then perhaps we could witness a healthier stock market.

The behavior of companies such as Enron and WorldCom is reprehensible. We find it hard to believe, however, that in the S&P 500 Index, the overwhelming majority of companies have been reporting earnings that are patently fraudulent. We are in emotional times, and in an emotional market. In these markets, the baby gets thrown out with the bath water. We do not view the vast majority of Corporate America as having committed the massive fraud that we have seen from a few bad apples. We have the world's most productive workforce, GDP growth of +3% (which was considered too fast just a few years ago), relatively low unemployment and low inflation. The corporate accounting situation will be cleaned up with greater scrutiny and, at the end of the day, the companies who did nothing wrong will be handsomely rewarded. The risk we must be cognizant of is if the massive sell-off in the financial markets spills over into the real economy and causes an economic depression. Our job is to find businesses that are trading at deep discounts to their inherent asset value, which we feel can do well over a one-year--three-year time horizon. We believe we have assembled a portfolio of companies that, given a normal market, renewed confidence and an improving economy, will generate positive returns over the long term. At June 30, 2002, relative to the unmanaged S&P/Barra Value Index, we had overweighted positions in consumer staples (5.9% compared to 2%); health care (5.3% compared to 2.5%); information technology (12.8% compared to 5.7%); consumer discretionary (14.4% compared to 13.9%); and materials (6.5% compared to 5.6%). We have underweights in energy (11.8% compared to 13.6%); financials (24.5% compared to 32.1%); telecommunications services (3.8% compared to 8%); industrials (9.3% compared to 10.6%); and utilities (1.3% compared to 6%).


Fiscal Year in Review
For the 12 months ended June 30, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -10.38%, -11.33%,
-11.30% and -10.62%, respectively. While disappointing on an absolute return basis, the Fund's results compared favorably relative to the -18.09% return for the S&P/Barra Value Index and the -17.99% return for the S&P 500 Index.

During the fiscal year ended June 30, 2002, the Fund's performance was aided by security selection in the consumer discretionary sector with holdings such as Gannett Co., Inc. and Tribune Company. In the consumer staples sector, holdings such as The Procter and Gamble Company, The Gillette Company, The Clorox Company and General Mills, Inc. all proved favorable. Our positions in financial companies such as Wells Fargo Company, Wachovia Corporation and Bank One Corporation, as well as our industrial holdings in Deere & Company and Lockheed Martin Corporation, also added to the Fund's performance. Performance was hindered by security selection in the energy sector with holdings in Halliburton Company, Exxon Mobil Corporation and Diamond Offshore Drilling, Inc. Also detrimental to the Fund's performance was our holding in The Williams Companies, Inc. in the utilities sector and holdings in Bristol-Myers Squibb Company and Schering-Plough Corporation in the health care sector.


In Conclusion
We thank you for your continued support and investment in Merrill
Lynch Basic Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Kevin M. Rendino)
Kevin M. Rendino
Senior Vice President and Portfolio Manager


August 8, 2002



Merrill Lynch Basic Value Fund, Inc., June 30, 2002


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                             Ten Years/
                                           6-Month          12-Month      Since Inception
As of June 30, 2002                      Total Return     Total Return      Total Return
ML Basic Value Fund Class A Shares*         - 7.31%          -10.38%          +209.47%
ML Basic Value Fund Class B Shares*         - 7.81           -11.33           +179.42
ML Basic Value Fund Class C Shares*         - 7.78           -11.30           +117.49
ML Basic Value Fund Class D Shares*         - 7.47           -10.62           +130.87
Standard & Poor's 500 Index**               -13.16           -17.99       +195.11/+138.81
S&P/Barra Value Index**                     - 9.46           -18.09       +196.11/+131.30

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten-year/since inception periods are ten years for Class A &
Class B Shares and from 10/21/94 for Class C & Class D Shares, respectively.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.


Merrill Lynch Basic Value Fund, Inc., June 30, 2002


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML Basic Value Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in S&P 500 Index++++ and S&P/Barra Value
Index++++++. Values illustrated are as follows:

ML Basic Value Fund, Inc.++
Class A Shares*

Date                       Value

June 1992                $ 9,475.00
June 1993                $11,278.00
June 1994                $11,919.00
June 1995                $14,502.00
June 1996                $17,391.00
June 1997                $22,600.00
June 1998                $27,850.00
June 1999                $31,899.00
June 2000                $29,991.00
June 2001                $32,723.00
June 2002                $29,326.00


ML Basic Value Fund, Inc.++
Class B Shares*

Date                       Value

June 1992                $10,000.00
June 1993                $11,781.00
June 1994                $12,324.00
June 1995                $14,844.00
June 1996                $17,621.00
June 1997                $22,662.00
June 1998                $27,641.00
June 1999                $31,345.00
June 2000                $29,170.00
June 2001                $31,509.00
June 2002                $27,939.00


S&P 500 Index++++

Date                       Value

June 1992                $10,000.00
June 1993                $11,363.00
June 1994                $11,523.00
June 1995                $14,527.00
June 1996                $18,304.00
June 1997                $24,655.00
June 1998                $32,092.00
June 1999                $39,395.00
June 2000                $42,251.00
June 2001                $35,985.00
June 2002                $29,512.00


S&P/Barra Value Index++++++

Date                       Value

June 1992                $10,000.00
June 1993                $11,849.00
June 1994                $12,216.00
June 1995                $14,821.00
June 1996                $18,496.00
June 1997                $24,210.00
June 1998                $30,291.00
June 1999                $35,304.00
June 2000                $33,498.00
June 2001                $36,152.00
June 2002                $29,612.00



A line graph illustrating the growth of a $10,000 investment in ML Basic Value Fund, Inc.++ Class C and Class D Shares* compared to a similar investment in S&P 500 Index++++ and S&P/Barra Value
Index++++++. Values illustrated are as follows:

ML Basic Value Fund, Inc.++
Class C Shares*

Date                       Value

10/21/1994               $10,000.00
June 1995                $11,559.00
June 1996                $13,719.00
June 1997                $17,643.00
June 1998                $21,521.00
June 1999                $24,396.00
June 2000                $22,700.00
June 2001                $24,516.00
June 2002                $21,746.00


ML Basic Value Fund, Inc.++
Class D Shares*

Date                       Value

10/21/1994               $ 9,475.00
June 1995                $11,013.00
June 1996                $13,173.00
June 1997                $17,079.00
June 1998                $20,988.00
June 1999                $23,979.00
June 2000                $22,495.00
June 2001                $24,479.00
June 2002                $21,879.00


S&P 500 Index++++

Date                       Value

10/31/1994               $10,000.00
June 1995                $11,755.00
June 1996                $14,811.00
June 1997                $19,950.00
June 1998                $25,967.00
June 1999                $31,876.00
June 2000                $34,187.00
June 2001                $29,117.00
June 2002                $23,879.00


S&P/Barra Value Index++++++

Date                       Value

10/31/1994               $10,000.00
June 1995                $11,577.00
June 1996                $14,448.00
June 1997                $18,912.00
June 1998                $23,662.00
June 1999                $27,578.00
June 2000                $26,167.00
June 2001                $28,240.00
June 2002                $23,131.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Master Basic Value Trust. The Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.
++++This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in the Class C and Class D Shares' graph is from 10/31/94.
++++++This unmanaged Index is a capitalization Index of those stocks in the S&P 500 Index that have lower price-to-book ratios. The starting date for the Index in the Class C and Class D Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.



Merrill Lynch Basic Value Fund, Inc., June 30, 2002


PERFORMANCE DATA (concluded)

Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/02                    -10.38%        -15.08%
Five Years Ended 6/30/02                  + 5.35         + 4.22
Ten Years Ended 6/30/02                   +11.96         +11.36

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 6/30/02                    -11.33%        -14.53%
Five Years Ended 6/30/02                  + 4.28         + 4.03
Ten Years Ended 6/30/02                   +10.82         +10.82

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 6/30/02                    -11.30%        -12.10%
Five Years Ended 6/30/02                  + 4.27         + 4.27
Inception (10/21/94) through 6/30/02      +10.63         +10.63

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 6/30/02                    -10.62%        -15.32%
Five Years Ended 6/30/02                  + 5.08         + 3.95
Inception (10/21/94) through 6/30/02      +11.49         +10.71

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



PORTFOLIO INFORMATION (unaudited)


As of June 30, 2002

                                    Percent of
Ten Largest Equity Holdings         Net Assets

Wells Fargo Company                     4.1%
Exxon Mobil Corporation                 3.7
Unocal Corporation                      3.1
Wachovia Corporation                    2.8
Citigroup Inc.                          2.8
American International Group, Inc.      2.6
Bank One Corporation                    2.4
Deere & Company                         2.4
Koninklijke (Royal) Philips
  Electronics NV (NY Registered
  Shares)                               2.1
The Hartford Financial Services
  Group, Inc.                           2.0



Merrill Lynch Basic Value Fund, Inc. ,June 30, 2002


FINANCIAL INFORMATION

Statement of Assets and Liabilities                                                    Merrill Lynch Basic Value Fund, Inc.

                As of June 30, 2002
Assets:         Investment in Master Basic Value Trust, at value
                (identified cost--$7,129,349,779)                                                          $  8,293,117,044
                Prepaid registration fees                                                                            89,488
                                                                                                           ----------------
                Total assets                                                                                  8,293,206,532
                                                                                                           ----------------

Liabilities:    Distributor payable                                                                               2,451,088
                Accrued expenses                                                                                  2,248,941
                                                                                                           ----------------
                Total liabilities                                                                                 4,700,029
                                                                                                           ----------------

Net Assets:     Net assets                                                                                 $  8,288,506,503
                                                                                                           ================

Net Assets      Class A Shares of Common Stock, $.10 par value, 400,000,000
Consist of:     shares authorized                                                                           $    14,408,713
                Class B Shares of Common Stock, $.10 par value, 400,000,000
                shares authorized                                                                                 7,940,106
                Class C Shares of Common Stock, $.10 par value, 200,000,000
                shares authorized                                                                                 2,087,850
                Class D Shares of Common Stock, $.10 par value, 200,000,000
                shares authorized                                                                                 6,430,404
                Paid-in capital in excess of par                                                              6,920,031,490
                Undistributed investment income--net                                   $     36,822,733
                Undistributed realized capital gains on investments from the
                Trust--net                                                                  137,017,942
                Unrealized appreciation on investments from the Trust--net                1,163,767,265
                                                                                       ----------------
                Total accumulated earnings--net                                                               1,337,607,940
                                                                                                           ----------------
                Net assets                                                                                 $  8,288,506,503
                                                                                                           ================

Net Asset       Class A--Based on net assets of $3,909,901,307 and 144,087,128
Value:          shares outstanding                                                                         $          27.14
                                                                                                           ================
                Class B--Based on net assets of $2,099,659,858 and 79,401,055
                shares outstanding                                                                         $          26.44
                                                                                                           ================
                Class C--Based on net assets of $541,921,010 and 20,878,500
                shares outstanding                                                                         $          25.96
                                                                                                           ================
                Class D--Based on net assets of $1,737,024,328 and 64,304,037
                shares outstanding                                                                         $          27.01
                                                                                                           ================

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations                                                                Merrill Lynch Basic Value Fund, Inc.

                For the Year Ended June 30, 2002
Investment      Net investment income allocated from the Trust:
Income from the    Dividends (net of $2,092,719 foreign withholding tax)                                   $    142,526,048
Trust--Net:        Interest                                                                                       9,596,259
                   Securities lending--net                                                                        1,607,163
                   Expenses                                                                                    (37,236,787)
                                                                                                           ----------------
                Net investment income from the Trust                                                            116,492,683
                                                                                                           ----------------

Expenses:       Account maintenance and distribution fees--Class B                     $     24,654,583
                Transfer agent fees--Class A                                                  5,302,052
                Account maintenance and distribution fees--Class C                            4,924,794
                Account maintenance fees--Class D                                             4,437,762
                Transfer agent fees--Class B                                                  3,772,275
                Transfer agent fees--Class D                                                  2,338,124
                Transfer agent fees--Class C                                                    797,328
                Printing and shareholder reports                                                259,319
                Registration fees                                                               180,221
                Professional fees                                                                47,693
                Directors' fees and expenses                                                     41,000
                Other                                                                            36,471
                                                                                       ----------------
                Total expenses                                                                                   46,791,622
                                                                                                           ----------------
                Investment income--net                                                                           69,701,061
                                                                                                           ----------------

Realized &      Realized gain on investments from the Trust--net                                                163,985,596
Unrealized      Change in unrealized appreciation on investments from the
Gain (Loss) on  Trust--net                                                                                  (1,253,541,135)
Investments                                                                                                ----------------
from the        Total realized and unrealized loss from the Trust--net                                      (1,089,555,539)
Trust--Net:                                                                                                ----------------
                Net Decrease in Net Assets Resulting from Operations                                       $(1,019,854,478)
                                                                                                           ================

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2002


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets                                                    Merrill Lynch Basic Value Fund, Inc.

                                                                                                For the Year Ended
                                                                                                     June 30,
Increase (Decrease) in Net Assets:                                                           2002                2001++
Operations:     Investment income--net                                                 $     69,701,061    $    112,339,472
                Realized gain on investments and from the Trust--net                        163,985,596       1,538,858,251
                Change in unrealized appreciation on investments and from the
                Trust--net                                                              (1,253,541,135)       (840,228,300)
                                                                                       ----------------    ----------------
                Net increase (decrease) in net assets resulting from operations         (1,019,854,478)         810,969,423
                                                                                       ----------------    ----------------

Dividends &     Investment income--net:
Distributions to   Class A                                                                 (51,997,196)        (77,399,820)
Shareholders:      Class B                                                                  (6,556,952)        (21,693,075)
                   Class C                                                                  (1,733,298)         (2,979,059)
                   Class D                                                                 (18,068,168)        (26,844,163)
                Realized gain from investments and from the Trust--net:
                   Class A                                                                (388,624,020)       (687,275,425)
                   Class B                                                                (260,912,962)       (503,448,344)
                   Class C                                                                 (43,091,171)        (65,095,081)
                   Class D                                                                (163,037,191)       (278,054,837)
                                                                                       ----------------    ----------------
                Net decrease in net assets resulting from dividends and
                distributions to shareholders                                             (934,020,958)     (1,662,789,804)
                                                                                       ----------------    ----------------

Capital Share   Net increase in net assets derived from capital
Transactions:   share transactions                                                          841,533,280         342,291,968
                                                                                       ----------------    ----------------

Net Assets:     Total decrease in net assets                                            (1,112,342,156)       (509,528,413)
                Beginning of year                                                         9,400,848,659       9,910,377,072
                                                                                       ----------------    ----------------
                End of year*                                                           $  8,288,506,503    $  9,400,848,659
                                                                                       ================    ================

                *Undistributed investment income--net                                  $     36,822,733    $     45,470,028
                                                                                       ================    ================

++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights                                                                   Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios                                               Class A
have been derived from information
provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2002       2001+++        2000         1999          1998
Per Share       Net asset value, beginning of year           $    33.77   $    37.12   $    43.70   $    41.55   $    36.50
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net++                            .35          .55          .66          .76          .83
                Realized and unrealized gain (loss) on
                investments and from the Trust--net              (3.53)         2.51       (3.14)         4.61         7.23
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (3.18)         3.06       (2.48)         5.37         8.06
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.40)        (.65)        (.72)        (.81)        (.78)
                   Realized gain on investments and
                   from the Trust--net                           (3.05)       (5.76)       (3.38)       (2.41)       (2.23)
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                (3.45)       (6.41)       (4.10)       (3.22)       (3.01)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    27.14   $    33.77   $    37.12   $    43.70   $    41.55
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (10.38%)        9.11%      (5.98%)       14.54%       23.23%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses++++                                       .56%         .56%         .56%         .55%         .54%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                            1.19%        1.60%        1.68%        1.95%        2.14%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $3,909,901   $4,302,609   $4,426,635   $5,521,623   $5,888,853
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                                   --           --       27.80%       15.52%       17.79%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Includes the Fund's share of the Trust's allocated expenses.
+++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                       Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios                                               Class B
have been derived from information
provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2002       2001+++        2000         1999          1998
Per Share       Net asset value, beginning of year           $    32.98   $    36.33   $    42.84   $    40.78   $    35.89
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net++                            .05          .20          .26          .36          .43
                Realized and unrealized gain (loss) on
                investments and from the Trust--net              (3.46)         2.46       (3.08)         4.53         7.11
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (3.41)         2.66       (2.82)         4.89         7.54
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.08)        (.25)        (.31)        (.42)        (.42)
                   Realized gain on investments and
                   from the Trust--net                           (3.05)       (5.76)       (3.38)       (2.41)       (2.23)
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                (3.13)       (6.01)       (3.69)       (2.83)       (2.65)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    26.44   $    32.98   $    36.33   $    42.84   $    40.78
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (11.33%)        8.02%      (6.94%)       13.40%       21.97%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses++++                                      1.58%        1.59%        1.57%        1.57%        1.56%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                             .17%         .58%         .67%         .93%        1.13%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $2,099,660   $2,838,319   $3,305,961   $4,846,702   $4,976,004
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                                   --           --       27.80%       15.52%       17.79%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Includes the Fund's share of the Trust's allocated expenses.
+++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                       Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios                                               Class C
have been derived from information
provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2002       2001+++        2000         1999          1998
Per Share       Net asset value, beginning of year           $    32.47   $    35.88   $    42.37   $    40.39   $    35.59
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net++                            .05          .18          .25          .35          .43
                Realized and unrealized gain (loss) on
                investments and from the Trust--net              (3.39)         2.43       (3.04)         4.48         7.04
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (3.34)         2.61       (2.79)         4.83         7.47
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.12)        (.26)        (.32)        (.44)        (.44)
                   Realized gain on investments and
                   from the Trust--net                           (3.05)       (5.76)       (3.38)       (2.41)       (2.23)
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                (3.17)       (6.02)       (3.70)       (2.85)       (2.67)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    25.96   $    32.47   $    35.88   $    42.37   $    40.39
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (11.30%)        8.00%      (6.95%)       13.36%       21.98%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:

Ratios to       Expenses++++                                      1.59%        1.59%        1.58%        1.58%        1.57%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                             .16%         .56%         .66%         .92%        1.12%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $  541,921   $  435,973   $  413,240   $  535,132   $  538,104
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                                   --           --       27.80%       15.52%       17.79%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Includes the Fund's share of the Trust's allocated expenses.
+++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2002


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)                                                       Merrill Lynch Basic Value Fund, Inc.

The following per share data and ratios                                               Class D
have been derived from information
provided in the financial statements.
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2002       2001+++        2000         1999          1998
Per Share       Net asset value, beginning of year           $    33.63   $    36.99   $    43.55   $    41.42   $    36.42
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net++                            .27          .46          .56          .65          .74
                Realized and unrealized gain (loss) on
                investments and from the Trust--net              (3.52)         2.50       (3.12)         4.61         7.19
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                 (3.25)         2.96       (2.56)         5.26         7.93
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.32)        (.56)        (.62)        (.72)        (.70)
                   Realized gain on investments and
                   from the Trust--net                           (3.05)       (5.76)       (3.38)       (2.41)       (2.23)
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                (3.37)       (6.32)       (4.00)       (3.13)       (2.93)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $    27.01   $    33.63   $    36.99   $    43.55   $    41.42
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (10.62%)        8.82%      (6.19%)       14.25%       22.89%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses++++                                       .81%         .81%         .80%         .80%         .79%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                             .94%        1.34%        1.43%        1.69%        1.89%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $1,737,025   $1,823,948   $1,764,541   $1,980,153   $1,734,702
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                                   --           --       27.80%       15.52%       17.79%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Includes the Fund's share of the Trust's allocated expenses.
+++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS


Merrill Lynch Basic Value Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at June 30, 2002 was 99.8%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $7,258 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $5,020 has been reclassified between paid-in capital in excess of par and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:



Merrill Lynch Basic Value Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


Merrill Lynch Basic Value Fund, Inc.


                            Account              Distribution
                        Maintenance Fee              Fee

Class B                      .25%                   .75%
Class C                      .25%                   .75%
Class D                      .25%                    --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                            FAMD                 MLPF&S

Class A                   $17,867              $  227,696
Class D                   $67,005              $1,016,029


For the year ended June 30, 2002, MLPF&S received contingent deferred sales charges of $1,764,270 and $120,145 relating to transactions in Class B and Class C Shares of the Fund, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $2,264 and $700 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the year ended June 30, 2002 were $427,778,056 and $567,785,794, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $841,533,280 and $342,291,968 for the years ended June 30, 2002 and June 30, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                 Dollar
Ended June 30, 2002                       Shares            Amount

Shares sold                             28,878,205      $   850,196,713
Shares issued to shareholders in
reinvestment of dividends and
distributions                           12,887,122          388,178,236
                                    --------------      ---------------
Total issued                            41,765,327        1,238,374,949
Shares redeemed                       (25,084,435)        (724,888,516)
                                    --------------      ---------------
Net increase                            16,680,892      $   513,486,433
                                    ==============      ===============



Class A Shares for the Year                                 Dollar
Ended June 30, 2001                       Shares            Amount

Shares sold                             16,797,873      $   576,698,668
Shares issued to shareholders in
reinvestment of dividends and
distributions                           19,868,192          668,815,186
                                    --------------      ---------------
Total issued                            36,666,065        1,245,513,854
Shares redeemed                       (28,502,424)        (989,529,144)
                                    --------------      ---------------
Net increase                             8,163,641      $   255,984,710
                                    ==============      ===============



Class B Shares for the Year                                 Dollar
Ended June 30, 2002                       Shares            Amount

Shares sold                             16,487,000      $   472,656,912
Shares issued to shareholders in
reinvestment of dividends and
distributions                            7,950,833          234,739,364
                                    --------------      ---------------
Total issued                            24,437,833          707,396,276
Automatic conversion of shares        (10,734,722)        (305,705,641)
Shares redeemed                       (20,375,322)        (580,244,282)
                                    --------------      ---------------
Net decrease                           (6,672,211)      $ (178,553,647)
                                    ==============      ===============



Merrill Lynch Basic Value Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Merrill Lynch Basic Value Fund, Inc.


Class B Shares for the Year                                 Dollar
Ended June 30, 2001                       Shares            Amount

Shares sold                             13,498,193      $   454,008,810
Shares issued to shareholders in
reinvestment of dividends and
distributions                           13,804,588          456,842,068
                                    --------------      ---------------
Total issued                            27,302,781          910,850,878
Automatic conversion of shares         (5,945,094)        (201,152,533)
Shares redeemed                       (26,273,914)        (897,896,114)
                                    --------------      ---------------
Net decrease                           (4,916,227)      $ (188,197,769)
                                    ==============      ===============



Class C Shares for the Year                                 Dollar
Ended June 30, 2002                       Shares            Amount

Shares sold                              9,500,715      $   268,545,342
Shares issued to shareholders in
reinvestment of dividends and
distributions                            1,368,761           39,677,313
                                    --------------      ---------------
Total issued                            10,869,476          308,222,655
Shares redeemed                        (3,418,024)         (95,496,042)
                                    --------------      ---------------
Net increase                             7,451,452      $   212,726,613
                                    ==============      ===============



Class C Shares for the Year                                 Dollar
Ended June 30, 2001                       Shares            Amount

Shares sold                              3,703,471      $   122,385,992
Shares issued to shareholders in
reinvestment of dividends and
distributions                            1,799,123           58,633,694
                                    --------------      ---------------
Total issued                             5,502,594          181,019,686
Shares redeemed                        (3,591,938)        (120,877,734)
                                    --------------      ---------------
Net increase                             1,910,656      $    60,141,952
                                    ==============      ===============



Class D Shares for the Year                                 Dollar
Ended June 30, 2002                       Shares            Amount

Shares sold                              8,417,289      $   244,441,073
Automatic conversion of shares          10,531,057          305,705,641
Shares issued to shareholders in
reinvestment of dividends and
distributions                            5,363,154          161,058,182
                                    --------------      ---------------
Total issued                            24,311,500          711,204,896
Shares redeemed                       (14,241,923)        (417,331,015)
                                    --------------      ---------------
Net increase                            10,069,577      $   293,873,881
                                    ==============      ===============



Class D Shares for the Year                                 Dollar
Ended June 30, 2001                       Shares            Amount

Shares sold                              6,682,312      $   230,556,554
Automatic conversion of shares           5,841,519          201,152,533
Shares issued to shareholders in
reinvestment of dividends and
distributions                            8,052,916          270,260,312
                                    --------------      ---------------
Total issued                            20,576,747          701,969,399
Shares redeemed                       (14,050,100)        (487,606,324)
                                    --------------      ---------------
Net increase                             6,526,647      $   214,363,075
                                    ==============      ===============


5. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2002 and June 30, 2001 was as follows:



                                       6/30/2002           6/30/2001
Distributions paid from:
   Ordinary income                  $  138,111,045       $  267,694,230
   Net long-term capital
   gains                               795,909,913        1,395,095,574
                                    --------------      ---------------
Total taxable distributions         $  934,020,958      $ 1,662,789,804
                                    ==============      ===============


As of June 30, 2002, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $    36,822,653
Undistributed long-term capital gains--net                  202,364,957
                                                        ---------------
Total undistributed earnings--net                           239,187,610
Capital loss carryforward                                            --
Unrealized gains--net                                    1,098,420,330*
                                                        ---------------
Total accumulated earnings--net                          $1,337,607,940
                                                        ===============

*The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the tax deferral of losses on straddles.



Merrill Lynch Basic Value Fund, Inc., June 30, 2002


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Basic Value Fund, Inc. as of June 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Basic Value Fund, Inc. as of June 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
August 13, 2002



IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary income distributions paid by Merill Lynch Basic
Value Fund, Inc. to shareholders of record on August 6, 2001 and December 3, 2001, 70.49% and 100%, respectively, qualify for the dividends received deduction for corporations.

Additionally, the Fund paid a long-term capital gain distribution of $2.840321 per share to shareholders of record on August 6, 2001.

Please retain this information for your records.



Merrill Lynch Basic Value Fund, Inc., June 30, 2002

SCHEDULE OF INVESTMENTS                                                                            Master Basic Value Trust

                            Shares                                                                               Percent of
Industry                     Held                        Stocks                         Cost            Value    Net Assets
Above-Average Yield

Pharmaceuticals           3,200,000   Bristol-Myers Squibb Company                $   134,131,613   $    82,240,000    1.0%
Household Products        1,972,300   The Clorox Company                               64,147,354        81,554,605     1.0
Chemicals                 3,700,000   E.I. du Pont de Nemours and Company             153,365,579       164,280,000     2.0
Oil & Gas                 7,576,100   Exxon Mobil Corporation                          98,970,993       310,014,012     3.7
Banks                     1,171,500   FleetBoston Financial Corporation                42,917,828        37,898,025     0.5
Personal Products         4,000,000   The Gillette Company                            123,400,585       135,480,000     1.6
Aerospace & Defense       3,800,000   Honeywell International Inc.                    115,095,138       133,874,000     1.6
Diversified Financials    3,900,000   J.P. Morgan Chase & Co.                         159,412,179       132,288,000     1.6
Oil & Gas                 1,900,000   Kerr-McGee Corporation                          117,576,162       101,745,000     1.2
Oil & Gas                 2,000,000   Royal Dutch Petroleum Company
                                      (NY Registered Shares)                           34,727,158       110,540,000     1.3
Diversified               3,113,500   SBC Communications Inc.                          79,764,482        94,961,750     1.1
Telecommunication
Services
Food Products             4,267,000   Sara Lee Corporation                             90,200,824        88,070,880     1.1
Energy Equipment &          800,000   Schlumberger Limited                             42,678,391        37,200,000     0.4
Service
Diversified               3,015,600   Verizon Communications                           79,107,352       121,076,340     1.5
Telecommunication
Services
Banks                     6,123,200   Wachovia Corporation                            212,166,364       233,783,776     2.8
                                                                                  ---------------   ---------------   -----
                                                                                    1,547,662,002     1,865,006,388    22.4


Below-Average Price/Earnings Ratio

Insurance                 3,200,000   ACE Limited                                      92,803,389       101,120,000     1.2
Insurance                 3,850,000   The Allstate Corporation                         47,507,785       142,373,000     1.7
Insurance                 3,200,000   American International Group, Inc.               84,370,663       218,336,000     2.6
Computers & Peripherals   2,000,000   ++Apple Computer, Inc.                           34,112,953        35,420,000     0.4
Insurance                 3,600,000   Axa (ADR)*                                       71,981,936        65,412,000     0.8
Banks                     2,000,000   Bank of America Corporation                      45,822,232       140,720,000     1.7
Banks                     5,189,100   Bank One Corporation                            161,084,966       199,676,568     2.4
Machinery                 1,349,200   Caterpillar Inc.                                 61,905,120        66,043,340     0.8
Diversified Financials    6,000,000   Citigroup Inc.                                   27,620,675       232,500,000     2.8
Auto Components           7,993,200   Delphi Automotive Systems Corporation           107,254,193       105,510,240     1.3
Machinery                   900,000   Eaton Corporation                                44,573,548        65,475,000     0.8
Automobiles               4,505,400   Ford Motor Company                               76,902,082        72,086,400     0.9
Media                       903,600   Gannett Co., Inc.                                46,070,228        68,583,240     0.8
Computers & Peripherals   8,600,000   Hewlett-Packard Company                         165,316,033       131,408,000     1.6
Electronic Equipment &    6,227,000   Koninklijke (Royal) Philips Electronics NV
Instruments                           (NY Registered Shares)                           44,820,626       171,865,200     2.1
Hotels, Restaurants &     5,210,000   McDonald's Corporation                          149,959,568       148,224,500     1.8
Leisure
Pharmaceuticals           2,000,000   Merck & Co., Inc.                               117,870,982       101,280,000     1.2
Diversified Financials      847,300   Morgan Stanley Dean Witter & Co.                 46,916,773        36,501,684     0.4
Semiconductor Equipment   1,950,000   ++National Semiconductor Corporation             46,127,635        56,881,500     0.7
& Products
Household Products        1,800,000   The Procter & Gamble Company                    100,810,685       160,740,000     1.9
Pharmaceuticals           3,688,300   Schering-Plough Corporation                     128,805,259        90,732,180     1.1
Electrical Equipment      3,750,000   ++Thomas & Betts Corporation++++                108,360,866        69,750,000     0.8
Insurance                 4,200,000   ++Travelers Property Casualty Corp.
                                      (Class A)                                        76,324,507        74,340,000     0.9
IT Consulting &          10,863,600   ++Unisys Corporation                            132,031,367        97,772,400     1.2
Services
Oil & Gas                 6,900,000   Unocal Corporation                              206,113,702       254,886,000     3.1
                                                                                  ---------------   ---------------   -----
                                                                                    2,225,467,773     2,907,637,252    35.0


Low Price-to-Book Value

Communications Equipment  8,000,000   ++3Com Corporation                               41,858,921        35,600,000     0.4
Diversified               7,000,000   AT&T Corp.                                      112,657,974        74,900,000     0.9
Telecommunication
Services



Merrill Lynch Basic Value Fund, Inc., June 30, 2002

SCHEDULE OF INVESTMENTS (continued)                                                                Master Basic Value Trust

                            Shares                                                                               Percent of
Industry                     Held                        Stocks                         Cost            Value    Net Assets
Low Price-to-Book Value (concluded)

Wireless                  4,000,000   ++AT&T Wireless Services Inc.               $    34,834,858   $    23,400,000    0.3%
Telecommunication
Services
Semiconductor Equipment   5,815,100   ++Advanced Micro Devices, Inc.                   79,496,738        56,522,772     0.7
& Products
Health Care Providers     1,423,800   ++Aetna Inc. (New Shares)                        38,225,848        68,299,686     0.8
& Services
Semiconductor Equipment   5,026,697   ++Agere Systems Inc. (Class B)                   30,565,142         7,540,046     0.1
& Products
Electronic Equipment &    3,500,000   ++Agilent Technologies, Inc.                    110,952,653        82,775,000     1.0
Instruments
Automobiles               1,300,000   ++DaimlerChrysler AG                             50,461,752        62,699,000     0.7
Machinery                 4,151,300   Deere & Company                                  94,308,801       198,847,270     2.4
Energy Equipment &        5,600,000   Diamond Offshore Drilling, Inc.                 212,462,928       159,600,000     1.9
Service
Media                     5,375,000   ++Fox Entertainment Group, Inc. (Class A)       117,556,442       116,906,250     1.4
Paper & Forest Products   4,700,000   Georgia-Pacific Group                           131,785,640       115,526,000     1.4
Energy Equipment &        4,500,000   Halliburton Company                             110,077,201        71,730,000     0.9
Service
Insurance                 2,844,700   The Hartford Financial Services Group, Inc.      49,336,922       169,174,309     2.0
Paper & Forest Products   2,250,000   International Paper Company                      81,740,096        98,055,000     1.2
Semiconductor Equipment   4,500,000   ++LSI Logic Corporation                          70,234,747        39,375,000     0.5
& Products
Media                    11,000,000   ++Liberty Media Corporation (Class A)           154,618,268       104,500,000     1.3
Communications           20,000,000   ++Lucent Technologies Inc.                      155,336,949        33,200,000     0.4
Equipment
Communications            9,556,300   Motorola, Inc.                                  169,522,852       137,801,846     1.7
Equipment
Metals & Mining           5,612,400   Massey Energy Company++++                        64,641,403        71,277,480     0.9
Semiconductor Equipment   2,300,000   ++Micron Technology, Inc.                        51,331,569        46,506,000     0.6
& Products
Metals & Mining           3,340,800   Phelps Dodge Corporation                        139,265,447       137,640,960     1.6
Electronic Equipment &    1,816,200   ++Tektronix, Inc.                                32,453,417        33,981,102     0.4
Instruments
Industrial Conglomerates  2,179,400   Textron, Inc.                                   103,661,969       102,213,860     1.2
Specialty Retail          3,193,200   ++Toys 'R' Us, Inc.                              56,650,864        55,785,204     0.7
Media                     2,618,800   Tribune Company                                  94,206,208       113,917,800     1.4
Media                     1,600,000   ++Viacom, Inc. (Class B)                         66,929,041        70,992,000     0.9
Media                     4,000,000   Vivendi Universal SA (ADR)*                     137,697,833        86,000,000     1.0
Media                     4,800,000   The Walt Disney Company                         112,439,108        90,720,000     1.1
Banks                     6,849,700   Wells Fargo Company                             106,064,159       342,895,982     4.1
                                                                                  ---------------   ---------------   -----
                                                                                    2,811,375,750     2,808,382,567    33.9

Special Situations

Health Care Equipment &   3,700,000   ++Boston Scientific Corporation                  60,333,912       108,484,000     1.3
Supplies
Software                  2,800,000   Computer Associates International, Inc.          51,429,193        44,492,000     0.5
Specialty Retail          4,000,000   The Gap, Inc.                                    53,609,657        56,800,000     0.7
Computers & Peripherals   2,000,000   International Business Machines
                                      Corporation                                      25,245,667       144,000,000     1.7
                                                                                  ---------------   ---------------   -----
                                                                                      190,618,429       353,776,000     4.2

                                         Total Stocks                               6,775,123,954     7,934,802,207    95.5



                             Face
                            Amount                       Issue
Short-Term Securities

Commercial Paper**     $ 25,000,000   First Data Corporation, 1.75% due
                                         7/16/2002                                     24,978,125        24,978,125     0.3
                         25,000,000   Gannett Co., Inc., 1.75% due 7/26/2002           24,965,972        24,965,972     0.3



Merrill Lynch Basic Value Fund, Inc., June 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                                                                Master Basic Value Trust

                             Face                                                                                Percent of
                            Amount                       Issue                          Cost            Value    Net Assets
Short-Term Securities (concluded)

Commercial Paper       $ 99,000,000   General Electric Capital Corp., 1.98%
(concluded)                           due 7/01/2002                               $    98,983,665   $    98,983,665    1.2%
                         34,058,000   General Motors Acceptance Corp., 2.10%
                                      due 7/01/2002                                    34,052,040        34,052,040     0.4
                         50,000,000   International Lease Finance Corporation,
                                      1.76% due 8/07/2002                              49,902,222        49,902,222     0.6
                         20,000,000   Transamerica Finance Corporation, 1.75%
                                      due 8/06/2002                                    19,962,083        19,962,083     0.2
                                                                                  ---------------   ---------------   -----
                                                                                      252,844,107       252,844,107     3.0

U.S. Government Agency                Freddie Mac:
Obligations**             6,000,000      1.74% due 7/11/2002                            5,996,230         5,996,230     0.1
                         67,000,000      1.71% due 7/16/2002                           66,942,715        66,942,715     0.8
                                                                                  ---------------   ---------------   -----
                                                                                       72,938,945        72,938,945     0.9

                                         Total Short-Term Securities                  325,783,052       325,783,052     3.9



                        Nominal Value                                                 Premiums
                      Covered by Options                                                Paid
Options Purchased

Put Options Purchased                 American International Group, Inc.:
                            800,000      expiring August 2002 at USD 80                 9,704,000         9,360,000     0.1
                            500,000      expiring September 2002 at USD 70              2,815,000         2,800,000     0.0
                          1,000,000   Citigroup Inc., expiring September 2002
                                      at USD 45                                         4,480,000         6,500,000     0.1
                            200,000   International Business Machines
                                      Corporation, expiring July 2002 at USD 90         1,306,000         3,560,000     0.1

                                      Total Options Purchased                          18,305,000        22,220,000     0.3

                                      Total Investments                             7,119,212,006     8,282,805,259    99.7



                                                                                      Premiums
                                                                                      Received
Options Written

Call Options Written        800,000   American International Group, Inc.,
                                      expiring August 2002 at USD 80                    (351,989)         (200,000)     0.0
                            200,000   International Business Machines
                                      Corporation, expiring July 2002 at USD 95         (453,986)          (10,000)     0.0

                                      Total Options Written                             (805,975)         (210,000)     0.0

Total Investments, Net of Options Written                                         $ 7,118,406,031     8,282,595,259    99.7
                                                                                  ===============
Other Assets Less Liabilities                                                                            24,580,827     0.3
                                                                                                    ---------------  ------
Net Assets                                                                                          $ 8,307,176,086  100.0%
                                                                                                    ===============  ======

*American Depositary Receipts (ADR).
**Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
++Non-income producing security.
++++Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company
Act of 1940) are as follows:

                                   Net Share       Net        Dividend
Industry         Affiliate          Activity       Cost        Income

Metals &       Massey Energy
Mining            Company          2,612,400  $  36,548,171  $  561,184
Electrical    Thomas & Betts
Equipment       Corporation        (248,300)   (11,795,368)   1,265,404


See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2002


FINANCIAL INFORMATION

Statement of Assets and Liabilities                                                                Master Basic Value Trust

                As of June 30, 2002
Assets:         Investments, at value (including securities loaned of $2,361,051,525)
                (identified cost--$7,100,907,006)                                                           $ 8,260,585,259
                Investments held as collateral for loaned securities, at value                                2,447,994,500
                Options purchased, at value (cost--$18,305,000)                                                  22,220,000
                Cash                                                                                                 64,129
                Receivables:
                   Securities sold                                                        $    45,166,760
                   Dividends                                                                   10,864,196
                   Contributions                                                                9,673,890
                   Loaned securities                                                              546,767        66,251,613
                                                                                          ---------------
                Prepaid expenses and other assets                                                                   128,804
                                                                                                            ---------------
                Total assets                                                                                 10,797,244,305
                                                                                                            ---------------

Liabilities:    Collateral on securities loaned, at value                                                     2,447,994,500
                Options written, at value (premiums received--$805,975)                                             210,000
                Payables:
                   Withdrawals                                                                 23,744,023
                   Securities purchased                                                        14,977,500
                   Investment adviser                                                           2,661,726        41,383,249
                                                                                          ---------------
                Accrued expenses and other liabilities                                                              480,470
                                                                                                            ---------------
                Total liabilities                                                                             2,490,068,219
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $ 8,307,176,086
                                                                                                            ===============

Net Assets      Investors' capital                                                                          $ 7,142,986,858
Consist of:     Unrealized appreciation on investments--net                                                   1,164,189,228
                                                                                                            ---------------
                Net assets                                                                                  $ 8,307,176,086
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations                                                                            Master Basic Value Trust

                For the Year Ended June 30, 2002
Investment      Dividends (net of $2,095,929 foreign withholding tax)                                      $    142,694,195
Income:         Interest                                                                                          9,606,391
                Securities lending--net                                                                           1,609,656
                                                                                                            ---------------
                Total income                                                                                    153,910,242
                                                                                                            ---------------

Expenses:       Investment advisory fees                                                  $    35,390,702
                Accounting services                                                             1,196,306
                Custodian fees                                                                    331,686
                Professional fees                                                                 111,750
                Trustees' fees and expenses                                                        62,731
                Offering costs                                                                      7,267
                Pricing fees                                                                        1,004
                Printing and shareholder reports                                                      134
                Other                                                                             178,892
                                                                                          ---------------
                Total expenses                                                                                   37,280,472
                                                                                                            ---------------
                Investment income--net                                                                          116,629,770
                                                                                                            ---------------

Realized &      Realized gain from investments--net                                                             162,614,751
Unrealized      Change in unrealized appreciation on investments--net                                       (1,253,288,054)
Gain (Loss) on                                                                                              ---------------
Investments--   Total realized and unrealized loss on investments--net                                      (1,090,673,303)
Net:                                                                                                        ---------------
                Net Decrease in Net Assets Resulting from Operations                                        $ (974,043,533)
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2002


FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets                                                                Master Basic Value Trust

                                                                                             For the       For the Period
                                                                                            Year Ended   October 13, 2000++
                                                                                             June 30,       to June 30,
Increase (Decrease) in Net Assets:                                                             2002             2001
Operations:     Investment income--net                                                    $   116,629,770   $   105,383,299
                Realized gain on investments--net                                             162,614,751       914,694,827
                Change in unrealized appreciation on investments--net                     (1,253,288,054)     (241,290,200)
                                                                                          ---------------   ---------------
                Net increase (decrease) in net assets resulting from operations             (974,043,533)       778,787,926
                                                                                          ---------------   ---------------

Capital         Proceeds from contributions                                                 2,155,873,351    10,521,132,895
Transactions:   Fair value of withdrawals                                                 (2,284,337,190)   (1,890,337,463)
                                                                                          ---------------   ---------------
                Net increase (decrease) in net assets derived from
                capital transactions                                                        (128,463,839)     8,630,795,432
                                                                                          ---------------   ---------------

Net Assets:     Total increase (decrease) in net assets                                   (1,102,507,372)     9,409,583,358
                Beginning of period                                                         9,409,683,458           100,100
                                                                                          ---------------   ---------------
                End of period                                                             $ 8,307,176,086   $ 9,409,683,458
                                                                                          ===============   ===============

++Commencement of operations.

See Notes to Financial Statements.


Financial Highlights                                                                               Master Basic Value Trust

                                                                                            For the        For the Period
                                                                                           Year Ended    October 13, 2000++
The following ratios have been derived from                                                 June 30,        to June 30,
information provided in the financial statements.                                             2002              2001
Total Investment                                                                                  (9.93%)                --
Return:                                                                                   ===============   ===============

Ratios to       Expenses                                                                             .42%             .42%*
Average                                                                                   ===============   ===============
Net Assets:     Investment income--net                                                              1.33%            1.57%*
                                                                                          ===============   ===============

Supplemental    Net assets, end of period (in thousands)                                  $     8,307,176   $     9,409,683
Data:                                                                                     ===============   ===============
                Portfolio turnover                                                                 38.15%            37.53%
                                                                                          ===============   ===============

++Commencement of operations.
*Annualized.

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS


Master Basic Value Trust


1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Trust is authorized to purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.



Merrill Lynch Basic Value Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


Master Basic Value Trust


(e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of June 30, 2002, the Trust lent securities with a value of $630,819,789 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of June 30, 2002, cash collateral of $735,551,881 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $1,709,908,219 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended June 30, 2002, QA Advisors received $572,488 in securities lending agent fees.

In addition, MLPF&S received $1,698,868 in commissions on the execution of portfolio security transactions for the Trust for the year ended June 30, 2002.

For the year ended June 30, 2002, the Fund reimbursed FAM $121,399 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2002 were $3,524,260,739 and $3,187,720,387, respectively.

Net realized gains for the year ended June 30, 2002 and net unrealized gains as of June 30, 2002 were as follows:


                                      Realized         Unrealized
                                        Gains            Gains

Long-term investments             $  115,441,691     $1,159,678,253
Short-term investments                    13,819                 --
Options purchased                     27,072,275          3,915,000
Options written                       20,086,966            595,975
                                  --------------     --------------
Total                             $  162,614,751     $1,164,189,228
                                  ==============     ==============



Merrill Lynch Basic Value Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Master Basic Value Trust


As of June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $1,106,934,942, of which $1,999,133,413 related to appreciated securities and $892,198,471 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes, net of options written, was $7,175,660,317.


Transactions in call options written for the year ended June 30, 2002 were as follows:


                                        Nominal
                                         Value          Premiums
                                        Covered         Received

Outstanding call options
written, beginning of
period                                 1,000,000     $    6,980,000
Options written                       10,600,000         23,636,436
Options closed                       (5,200,000)       (21,511,364)
Options expired                      (5,400,000)        (8,299,097)
                                  --------------     --------------
Outstanding call options
written, end of period                 1,000,000     $      805,975
                                  ==============     ==============


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Trust did not borrow under the credit agreement during the year ended
June 30, 2002.



INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Investors,
Master Basic Value Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Basic Value Trust as of June 30, 2002, the related statements of operations for the year then ended and changes in net assets, and the financial highlights for the year then ended and for the period October 13, 2000 (commencement of operations) to June 30, 2001. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Basic Value Trust as of June 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
August 13, 2002



Merrill Lynch Basic Value Fund, Inc., June 30, 2002

OFFICERS AND DIRECTORS/TRUSTEES

                                                                                            Number of
                                                                                            Portfolios     Other
                                                                                             in Fund     Director-
                                                                                             Complex       ships
                     Position(s)   Length                                                  Overseen by    Held by
                         Held     of Time                                                   Director/    Director/
Name, Address & Age   with Fund    Served     Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Interested Director/Trustee

Terry K. Glenn*       President    1999 to    Chairman, Americas Region since 2001, and     117 Funds     None
P.O. Box 9011         and          present    Executive Vice President since 1983 of           169
Princeton,            Director/    and 1983   Fund Asset Management, L.P. ("FAM") and       Portfolios
NJ 08543-9011         Trustee      to         Merrill Lynch Investment Managers L.P.
Age: 61                            present    ("MLIM"); President of Merrill Lynch
                                              Mutual Funds since 1999; President of
                                              FAM Distributors, Inc. ("FAMD") since
                                              1986 and Director thereof since 1991;
                                              Executive Vice President and Director
                                              of Princeton Services, Inc. ("Princeton
                                              Services") since 1993; President of
                                              Princeton Administrators, L.P. since
                                              1988; Director of Financial Data Services,
                                              Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.



                                                                                            Number of
                                                                                            Portfolios     Other
                                                                                             in Fund     Director-
                                                                                             Complex       ships
                     Position(s)   Length                                                  Overseen by    Held by
                         Held     of Time                                                   Director/    Director/
Name, Address & Age   with Fund   Served*     Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Independent Directors/Trustees

Donald W. Burton      Director/    2002 to    General Partner of The Burton Partnership,     25 Funds     ITC Delta-
P.O. Box 9011         Trustee      present    Limited Partnership; Managing General       41 Portfolios   Com, Inc.,
Princeton,                                    Partner of The South Atlantic Venture                       ITC Holding
NJ 08543-9011                                 Funds; Member of the Investment Advisory                    Company,
Age: 58                                       Committee of the Florida State Board of                     Inc.,
                                              Administration.                                             Knology,
                                                                                                          Inc., Main-
                                                                                                          Bancorp,
                                                                                                          N.A., Pri-
                                                                                                          Care, Inc.,
                                                                                                          Sumbion,
                                                                                                          Inc.


M. Colyer Crum        Director/    1978 to    James R. Williston Professor of Investment     25 Funds     Cambridge
P.O. Box 9011         Trustee      present    Management Emeritus, Harvard Business       41 Portfolios   Bancorp
Princeton,                                    School since 1996.
NJ 08543-9011
Age: 69


Laurie Simon Hodrick  Director/    1999 to    Professor of Finance and Economics,            25 Funds     Junior
P.O. Box 9011         Trustee      present    Graduate School of Business, Columbia       41 Portfolios   League of
Princeton,                                    University since 1998; Associate                            Central
NJ 08543-9011                                 Professor of Finance and Economics,                         Westchester
Age: 39                                       Graduate School of Business,Columbia
                                              University from 1996 to 1998.



Merrill Lynch Basic Value Fund, Inc., June 30, 2002

                                                                                            Number of
                                                                                            Portfolios     Other
                                                                                             in Fund     Director-
                                                                                             Complex       ships
                     Position(s)   Length                                                  Overseen by    Held by
                         Held     of Time                                                   Director/    Director/
Name, Address & Age   with Fund   Served*     Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Independent Directors/Trustees (concluded)

J. Thomas Touchton    Director/    1977 to    Managing Partner of the Witt Touchton          25 Funds     Tampa Bay
P.O. Box 9011         Trustee      present    Company since 1972.                         41 Portfolios   History
Princeton,                                                                                                Center
NJ 08543-9011
Age: 63


Fred G. Weiss         Director/    1999 to    Managing Director of FGW Associates since      25 Funds     Watson
P.O. Box 9011         Trustee      present    1997; Vice President, Planning Investment   41 Portfolios   Pharma-
Princeton,                                    and Development of Warner Lambert Co. from                  ceuticals,
NJ 08543-9011                                 1979 to 1997.                                               Inc.; BTG
Age: 60                                                                                                   Interna-
                                                                                                          tional PLC;
                                                                                                          Michael J.
                                                                                                          Fox Foun-
                                                                                                          dation for
                                                                                                          Parkinson's
                                                                                                          Research

*The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December
31 of the year in which they turn 72.



                     Position(s)    Length
                         Held      of Time
Name, Address & Age   with Fund    Served*      Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke       Vice          1997 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011         President     present     since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,            and           and 1999    since 1999; Vice President of FAMD since 1999; Vice President of FAM
NJ 08543-9011         Treasurer     to present  and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 42


Kevin M. Rendino      Senior        1999 to     First Vice President of the Investment Adviser since 1997; Vice President
P.O. Box 9011         Vice          present     of the Investment Adviser since December 1993; Senior Research Analyst
Princeton,            President                 from 1990 to 1992; Corporate Analyst from 1988 to 1990.
NJ 08543-9011
Age: 34


Susan B. Baker        Secretary     2002 to     Director (Legal Advisory) of the Manager since 1999; Vice President of
P.O. Box 9011                       present     the Manager from 1993 to 1999; attorney associated with the Manager
Princeton,                                      since 1987.
NJ 08543-9011
Age: 44


*Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863